UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 4, 2016

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2016, Spirit Realty Capital, Inc. (the “Company”), provided (i) a press release setting forth its results of operations for the quarter ended March 31, 2016 attached hereto as Exhibit 99.1 and (ii) a supplemental report of financial and operating information of the Company for the quarter ended March 31, 2016 (the “Supplemental Report”) attached hereto as Exhibit 99.2.  The information set forth in this Item 2.02, Item 7.01 and in the attached Exhibits 99.1 and 99.2 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

ITEM 7.01	REGULATION FD DISCLOSURE.

See Item 2.02 above regarding the Company’s disclosure of the Supplemental Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Press release, dated May 4, 2016
99.2	Supplemental Financial and Operating Information for the quarter ended March 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial and Accounting Officer)
Date: May 4, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 4, 2016
99.2	Supplemental Financial and Operating Information for the quarter ended March 31, 2016